FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 20, 2004

Flexsteel Industries, Inc.

(Exact name of registrant as specified in its charter)
Minnesota	0-5151	42-0442319

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Registrant’s telephone number, including area code 563-556-7730

Item 12.   Results of Operations and Financial Condition.

        On April 20, 2004, Flexsteel Industries, Inc. Announces Third Quarter and Year-to-Date Operating Results. See the Press Release attached hereto and incorporated herein for further information.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flexsteel Industries, Inc.

(Registrant)
Date: April 20, 2004	By:	/s/ R. J. Klosterman

R. J. Klosterman Financial Vice President & Principal Financial Officer